                                                                    EXHIBIT 99.2

                             Joint Filer Information

Name and Address of Reporting Person:       VG Holdings, LLC
                                            c/o HM Capital Partners
                                            200 Crescent Court, Suite 1600
                                            Dallas, Texas 75201

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC

Name and Address of Reporting Person:       Hicks, Muse, Tate & Furst Equity
                                            Fund III, L.P.
                                            c/o HM Capital Partners
                                            200 Crescent Court, Suite 1600
                                            Dallas, Texas 75201

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC

Name and Address of Reporting Person:       HM 3 Coinvestors, L.P.
                                            c/o HM Capital Partners
                                            200 Crescent Court, Suite 1600
                                            Dallas, Texas 75201

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC

Name and Address of Reporting Person:       Hicks, Muse, PG-IV (1999), C.V.
                                            c/o HM Capital Partners
                                            200 Crescent Court, Suite 1600
                                            Dallas, Texas 75201

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC

Name and Address of Reporting Person:       Hicks Muse Fund III Incorporated
                                            c/o HM Capital Partners
                                            200 Crescent Court, Suite 1600
                                            Dallas, Texas 75201

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC

Name and Address of Reporting Person:       HM Fund IV Cayman, LLC
                                            c/o HM Capital Partners
                                            200 Crescent Court, Suite 1600
                                            Dallas, Texas 75201

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC

Name and Address of Reporting Person:       John R. Muse
                                            c/o HM Capital Partners
                                            200 Crescent Court, Suite 1600
                                            Dallas, Texas 75201

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC

Name and Address of Reporting Person:       Andrew S. Rosen
                                            c/o HM Capital Partners
                                            200 Crescent Court, Suite 1600
                                            Dallas, Texas 75201

Relationship of Joint Filer to Issuer:      10% Owner

Issuer Name and Ticker or Trading Symbol:   Viasystems Group, Inc. (VIAS)

Date of Event Requiring                     07/01/2013
Statement (Month/Day/Year):

Designated Filer:                           VG Holdings, LLC